Investor Presentation October 2020

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward- looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our prospectus dated August 13, 2020, relating to our initial public offering, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2020 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19). We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. 2

Company & Investment Highlights NETSTREIT Is Built on a Foundation of Strength on Both Sides of the Balance Sheet, Led by Seasoned Leadership Team with Exceptional Track Record 1 Strategy Overview and Performance During COVID 2 Active Asset Management to Achieve Optimal Portfolio Performance 3 Disciplined Underwriters with Dual Focus on Credit AND Real Estate 4 Multifaceted Investment Strategy Leveraging Deep Industry Relationships 5 Platform Positioned for Scale High-Quality, Diversified, and Conservative Capitalization to Defensive Net Lease Retail Support Accretive Growth Portfolio 3

1 Strategy Overview and Performance During COVID

Investment grade tenancy provides defensive, consistent performance through economic cycles

- High-quality tenancy creates bond-like leases with high rent collections during times of disruption
- 99.4% of Investment Grade tenants paid pre-COVID contractual rent in 3Q 2020

Defensive nature of NETSTREIT portfolio strategy

- Focused on benefits of restructuring leases (i.e. extending lease terms) rather than pushing rent collections during COVID-19
- No exposure to experiential retail

High level of rent collections during COVID

- Collected 100% of cash rents in September and October

NETSTREIT's focus on defensive, credit tenancy in essential industries is a deliberate and longstanding strategy, rather than a reactionary shift to a post-COVID-19 world

NETSTREIT STRATEGY BY THE NUMBERS[1]

Investment Grade Tenancy	68.0%
Defensive Retail Tenancy[2]	89.6%
Rent Collections[3]:	
Q3 2020	98.1%
September 2020	100.0%
October 2020	100.0%
Unresolved Requests for COVID Related Rent Relief[4]	0%
Experiential Retail Exposure (Cinemas, Fitness, Childcare, Family Entertainment)	0%

Source: Company data. Portfolio data represents portfolio as of 9/30/2020 unless otherwise noted. 1. Figures represent percentage of ABR unless otherwise noted. 2. Defensive retail tenancy based on rent from tenants in necessity, discount or service-oriented industries. 3. NETSTREIT rent collection percentages are based on actual cash rent collected divided by contractual rent prior to any COVID-19 related lease modifications. 4. NETSTREIT has collected 100% of rent in accordance with in-place lease agreements from June 2020 to October 2020.

NETSTREIT 4

2 Portfolio Overview

High-quality, diversified portfolio consisting of 68% investment grade tenants across 37 states

Key Portfolio Stats

Properties	189
States	37
Portfolio Square Feet (in millions)	3.4
Tenants	53
Industries	24
% Occupancy	100.0%
% Investment Grade Tenants (by ABR)	68%
% Defensive Industry Exposure (by ABR)	90%
Weighted Average Lease Term Remaining (Years)	11.1
Weighted Average Annual Rent Increases	0.8%
Lease Turnover Through 2024 (by ABR)	1.4%

National Footprint Across Attractive Markets



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
MD
DE
CT
RI
MA
NH
VT
ME
AK
HI
>10% and <25% ABR
>5% and <10% ABR
>3% and <5% ABR
>1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



Baa1 / AA-
11.3%
Baa1 / BBB+
9.2%
Baa2 / BBB-
8.2%
Aa2 / AA
7.0%
Baa2 / BBB
5.4%
5.3%
Baa2 / BBB
4.6%
Baa2 / BBB
3.4%
A2 / A
3.1%
Baa2 / BBB-
2.9%
Investment Grade Rated
High-Quality Unrated

Sources: Company data. Portfolio data represents portfolio as of 9/30/2020.

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2 Portfolio Diversification In Defensive Retail Sectors NETSTREIT offers a national diversified portfolio comprised primarily of defensive retail tenants Necessity Discount Top Industries (% of ABR) 1 Home 17% Improvement: 2 Convenience 12% Stores: 50% 90% 17% of ABR Necessity 3 Discount Discount Retail: 10% Service Service 10% Other 23% 4 Auto Parts: 9% 5 Drug Stores & 9% Pharmacies: Source: Company data. Portfolio data represents portfolio as of 9/30/2020. Note: Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. 6

2 Active Asset Management NETSTREIT continuously tracks property performance and stratifies the portfolio to achieve consistent cash flows and balanced growth for its investors Disciplined Acquisitions Active Monitoring Pursue opportunities that Periodically review all align with objectives properties for changes in Practice disciplined performance, credit, and underwriting strategy local conditions Existing portfolio has been carefully curated Strategic Recycling Perpetual Stratification Leverage 1031 exchange Identify properties not transfers where possible to access deep, non- meeting strategy and/or institutional market for risk management criteria (i.e. rent coverage) portfolio optimization Since inception, the Company has disposed of 36 properties totaling approximately $100 million, while also acquiring high-quality assets that have enhanced scale and materially improved portfolio performance metrics Source: Company data. 7

3 Three-Part Underwriting Philosophy

NETSTREIT leverages a disciplined, three-pronged approach to underwriting potential acquisitions which positions the Company to benefit from superior downside protection on its investments

Level of Underwriting Emphasis

A — TENANT CREDIT UNDERWRITING

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- For Non-IG tenants, establish NETSTREIT implied credit rating

B — REAL ESTATE VALUATION

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C — UNIT-LEVEL PROFITABILITY

- Determine rent coverage (min. 2.0x) and cost variability
- Assess relative to corporate stability / real estate merits

NETSTREIT 8

3 (A) Tenant Credit Underwriting

NETSTREIT employs a credit-focused underwriting strategy for all tenants – the MOST IMPORTANT element **of the Company's underwriting process that drives stable revenue and long**-term return on investment

	Investment Grade (rated)	Investment Grade Profile (unrated)	Sub-IG (rated) & Sub-IG Profile (unrated)[1]

Description	• Validated financial strength and stability
	• Professional management with standardized operational practices
	• Focus on corporate guarantee credit
	• Lower relative yields
	• Higher competition for deals
		• IG-caliber balance sheets without explicit rating
		• Threshold metrics:
		  • >$1B in Sales
		  • Max Debt / Unadjusted EBITDA of 2.0x
			• Well-capitalized retailers
			• National footprint with strong brand equity
			• Focus on real estate quality / unit-level profitability
			• Higher relative yields
			• Lower competition for deals

Durability	***Defensive, consistent performance through economic cycles***		• Coverage and credit enhancements required given more susceptible to market disruptions
% Of ABR[1]	68%	6%	26%
	74% Total		
Lease Terms (WALT, Rent Bumps, etc.)	Less negotiating leverage	More negotiating leverage	Most negotiating leverage
Representative Tenants	Walgreens, Kroger, 7-Eleven, Walmart, Lowe's, Firestone, Starbucks Coffee, Dollar General, Advance Auto Parts	Hobby Lobby, Ollie's Bargain Outlet "Good Stuff Cheap"	KFC, Chili's, Caribou Coffee, Caliber Collision, Camping World, Bojangles, Jack's, Burlington

Source: Company data. Portfolio data represents portfolio as of 9/30/2020. 1. IG stands for investment grade.

NETSTREIT 9

3 (A) Focus on Investment Grade Tenants

Investment grade tenants have outperformed during economic downturns and largely avoided bankruptcy

Price Performance vs. S&P 500 During GFC and COVID-19[1]



2008 Financial Crisis
COVID-19 Outbreak
27%
6%
(0%)
(10%)
(57%)
(34%)
Public IG-Rated Tenants Wtd. Avg. by ABR[2]
Other Public Tenants Wtd. Avg. by ABR[3]
S&P 500

IG/Defensive Peers vs. Other Peers YTD Price Performance[4]



IG/Defensive Peers
Other Peers
20%
0%
(20%)
(40%)
(60%)
(13%)
(28%)
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20

Major Net Lease Retail Tenant Bankruptcies (2009 – 2020)

Retail Tenant	Bankruptcy Filing Date	Best Credit Rating Prior to Filing (S&P / Moody's)[5]	Investment Grade?
Art Van	Mar-20	NR / NR	✗
Shopko	Jan-19	BB- (May-01) / B2 (Apr-01)	✗
Sears	Oct-18	BB+ (Mar-05) / Ba1 (Mar-05)	✗
Mattress Firm	Oct-18	B+ (Sep-15) / B1 (July-15)	✗
Toys R Us	Sep-17	BB (Mar-04) / B1 (Aug-10)	✗
Gander Mtn.	Mar-17	NR / NR	✗
Sports Authority	Mar-16	B (Mar-06) / B2 (Mar-06)	✗
Buffets, Inc.	Jan-12	B (Nov-04) / NR	✗
Borders Group	Feb-11	NR / NR	✗
Sportsman's Warehouse	Mar-09	NR / NR	✗

Sources: Capital IQ, Company data, The Deal Pipeline, Bloomberg, SNL Financial. 1. Time intervals based on market peaks to market troughs for 2008 Financial Crisis and COVID-19 Outbreak (10/9/2007 to 3/9/2009 and 2/19/2020 to 3/23/2020, respectively). Tenant ABR calculated based on NETSTREIT portfolio data as of 9/30/2020. 2. IG Wtd. Avg. calculated on all NETSTREIT's public IG tenants. 3. Other Public Tenants calculated on all NETSTREIT's public non-IG tenants (10 total tenants). 4. Sourced from SNL Financial; market data as of 9/30/2020. IG/ Defensive peers include ADC and O. Other peers include NNN, EPRT, FCPT, SRC, and STOR. 5. Indicates best credit rating held after 1/1/2005 and date when the respective credit rating was assigned. Some credit ratings are pre-2005.

NETSTREIT 10

3 B Real Estate Valuation Real Estate closely follows Credit as a top priority: NETSTREIT utilizes a ground-up framework rooted in real estate fundamentals to underpin its valuation and further quantify the upside potential for a transaction Market-Level Considerations Property-Level Considerations • Vacancy analysis • Fungibility of building for alternative uses • Marketability of the real estate without current • Replacement cost tenant • Location analysis • List of likely replacement tenants • Traffic counts • Rent analysis • Nearby uses and traffic drivers, • Replacement rent versus current rent complementary nature thereof • Demographic analysis • Accessibility and parking capacity • Current demographics plus trends and • Ingress and egress forecasts • Visibility / signage • Competitive analysis • Market position versus competing retail corridors 11

3 C Unit-Level Profitability In assessing unit-level financial performance, NETSTREIT focuses on mission-critical properties with strong rent coverage and higher variability in operating costs 1 2 3 Obtain Financial Information Perform Financial Analysis Assess Investment Merits • Provides clarity into • Analyze store demand • Determine whether property location-specific dynamics, cost structure and meets investment criteria performance liquidity profile • Obtain unit-level financial • Triangulate P&L based on available Key Unit-Level Investment Criteria information from parent information company if possible • Sales (per data vendors) Minimum 2.0x Rent • EBITDAR margin (per financials) • If financials are not provided, ✓ Coverage utilize data provided by third • Rent (known quantity) party vendors to estimate • Account for variability in business sales by location model cost structure ✓ Higher Cost Variability • Third party data includes: • Higher proportion of fixed costs = • Cell phone traffic more variability in rent coverage Ranks in Top Half of • Point of sales (POS) data • Determine store ranking within ✓ Tenant’s Store tenant’s broader operating portfolio Portfolio based on estimated sales 12

4 Portfolio Strategy / Investment Philosophy Investment Philosophy Portfolio Strategy Current Metrics Defensive Tenancy in Necessity-Based and Primarily 90% E-commerce-Resistant Industries1 Resilient, Cycle-Tested Investment Grade Credit >60% 68% Tenants with Durable Cash Flows1 Granular Assets in Highly Fragmented, $1 to $10M Avg. Asset $3.1M Avg. Asset Size Undercapitalized Market Segment Size Net Lease Retail Assets with Long Lease Term >10 Year WALT 11.1 Year WALT Benefiting From Contractual Rent Growth <15% Industry 17% Industry Diversification by Industry, Tenant, State1 <50% Top 10 Tenants 60% Top 10 Tenants <15% State 18% State Significant Focus on Fundamental Real Estate Attractive cost basis with durable valuation supported by market rents and demos, physical structure and Underwriting location, and alternative use analyses Source: Company data. Portfolio data represents portfolio as of 9/30/2020. 1. Portfolio statistics by percentage of ABR. 13

4 Growth Strategy: Generating Both Quality & Quantity The Company utilizes a multi-faceted growth strategy to deploy capital in a variety of investment structures in the Net Lease Retail sector, allowing it greater flexibility to build its portfolio from a larger opportunity set Investment Description Investment Source Type Current Brokerage Development Tenant Private Commentary Owners Network Partners Relationships Equity Acquire operating properties on the open Existing market Stabilized • Deepest and most liquid opportunity set    • Actively monitored Acquire single-tenant property with short-term Blend & lease Extend • Blend existing rent rate with new rate to extend lease    term to at least 12 years Fund construction for single-tenant property Build-to-Suit with long-term lease ("BTS") • Key driver of higher risk-adjusted returns    • Collaborate in design and construction of property Acquire a BTS property upon completion Reverse • Strong tenant relationship upon acquisition Build-to-Suit • Long lease terms, higher cap rates, comparable risk    Acquire single-tenant property with a Sale- simultaneous long-term lease back to the seller Leaseback • Capitalize on likelihood of increased corporate real    estate monetization in light of current disruption 14

4 2020 Quarterly Investment Activity Cumulative Acquisitions in 2020 ($ in millions) 98 Total Acquisitions Properties Acquired: 24 44 30 Quarterly Portfolio Expansion1: 27% 43% 21% Average Acquisition Activity per Quarter = $109 million Source: Company data. Portfolio data represents portfolio as of 9/30/2020. 1. Measured quarterly acquisition at purchase price divided by portfolio at the beginning of the quarter shown. 15

4 Acquisition Case Study: Invested Grade (rated)

Walmart Supercenter and Sam's Club – Tupelo, MS

Acquisition Completed: July 2020



Walmart

Sam's Club



Walmart

$17.0M Purchase Price	2 Properties
6.6% Acquisition Cap Rate	$538.1B Tenant Sales (2020)[1]
12 Years New Lease Terms	0.0% Avg. Annual Rent Increases
$396.5B Market Capitalization	AA / Aa2 S&P/Moody's Credit Rating
$41.0B Debt on Balance Sheet[2]	Essential Designation During COVID-19

Recession Proof Tenant with Long Lease Term

- Acquisition of one Walmart Supercenter and one Sam's Club by partnering with and concurrently closing with a shopping center acquirer who purchased the remainder of the center
- Both brands owned by Walmart Inc. (NYSE: WMT)
  - Blue-chip investment grade tenant
  - Proven history of performing through economic downturns
- Increases NETSTREIT's defensive retail exposure
- 12 years of new lease terms

Sources: SNL Financial, Company data. Market data as of 9/30/2020. 1. Represents the twelve months ended 7/31/2020. 2. Reflects long-term debt outstanding as of 7/31/2020.

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16

4 Acquisition Case Study: Investment Grade Profile (unrated)

Ollie's Bargain Outlet Portfolio Acquisition – Various Locations

Acquisition Completed: March 2020



OLLIE'S BARGAIN OUTLET
GOOD STUFF CHEAP
GRAND OPENING
TODAY

$26.1M Purchase Price	**7** Properties[1]
6.9% Acquisition Cap Rate	**$1.6B** Tenant Sales (2020)[2]
10 Years New Lease Terms	**0.8%** Avg. Annual Rent Increases
$5.7B Market Capitalization	**NR / NR** S&P/Moody's Credit Rating
$592M Debt on Balance Sheet[3]	**Essential** Designation During COVID-19

Defensive Portfolio at Premium Yield

- Establishes meaningful exposure to Ollie's Bargain Outlet (NASDAQ: OLLI)
  - Previously part of the Toys R Us estate
- High-quality properties in strong retail locations
- Exemplifies NETSTREIT's "High-Quality Unrated" category
  - Premium yield for a creditworthy tenant operating in a defensive market position
- Supports counter-cyclical portion of NTST's strategy and philosophy

Sources: SNL Financial, Company data. Market data as of 9/30/2020. 1. Originally 9 properties with weakest two locations eliminated following site checks. 2. Represents the twelve months ended 8/1/2020 3. Reflects long-term debt outstanding as of 8/1/2020.

NETSTREIT 17

4 Acquisition Case Study: Sub-Investment Grade (rated) Floor & Decor – La Quinta, CA Acquisition Completed: June 2020 $9.6M 1 Purchase Price Property 8.5% $2.1B Acquisition Cap Rate Tenant Sales (2020)1 10 Years 2.0% Avg. Annual Rent New Lease Term Increases $7.8B BB- / Ba3 S&P/Moody’s Credit Market Capitalization Rating E-Commerce Resistant Tenant at Attractive Price • First exposure to Floor & Decor (NYSE: FND) • Exemplifies NETSTREIT’s ability to partner with developers and buyers to acquire undervalued assets $207.0M Essential • Purchase of the property from a mixed-use buyer who Debt on Balance Designation During 2 did not want the retail exposure Sheet COVID-19 • Replacement tenant with 2nd generation rents next to a thriving Walmart Supercenter • Mitigates the downside related to Floor & Decor’s sub-investment grade rating • Enhances the e-commerce resistance of current portfolio Sources: SNL Financial, Company data. Market data as of 9/30/2020. 1. Represents the twelve months ended 6/25/2020 2. Reflects long-term debt as of 6/25/2020 18

4 Acquisition Case Study: Invested Grade (rated) O’Reilly Auto Parts – Various Locations Acquisition Completed: August 2020 $5.7M 7 Purchase Price Properties 6.9% $10.7B Acquisition Cap Rate Tenant Sales (2020)1 11 Years 0.0% Avg. Annual Rent Remaining Lease Term Increases $34.2B BBB / Baa1 S&P/Moody’s Credit Market Capitalization Rating E-Commerce Resistant Tenant at Attractive Price • First exposure to O’Reilly (NASDAQ: ORLY) • Portfolio provides an above-market yield for a long-term investment grade tenant $4.1B Essential Debt on Balance Designation During • Increased geographic diversity by adding exposure to Sheet2 COVID-19 Vermont and New Hampshire • Addition of e-commerce resistant tenant under a master lease at below-market rents Sources: SNL Financial, Company data. Market data as of 9/30/2020. 1. Represents the twelve months ended 6/30/2020 2. Reflects long-term debt as of 6/30/2020 19

5 Senior Leadership Seasoned leadership team with significant net lease retail and public company experience High-Quality Real Estate Portfolio Conservative Capitalization Mark Manheimer Andy Blocher President, CEO & Director CFO, Treasurer & Secretary Mr. Manheimer leads the overall Mr. Blocher manages liabilities, strategy, acquisitions, underwriting, capital raising, investor relations and and asset management for the financial reporting for the company company Prior experience includes: Prior experience includes: • EB Arrow; CIO of the Single-Tenant Net Lease Group • First Potomac Realty Trust (NYSE: FPO)1; EVP, CFO and • Spirit Realty Capital (NYSE: SRC); EVP, Head of Asset Treasurer from 2012 through 2017 Management from 2012 through 2016 • Leading role in FPO’s $1.4 billion sale to Government • Member of Investment Committee Properties Income Trust (now Office Properties Income Trust, NASDAQ: OPI) • Led restructuring and extension of the largest tenant’s master lease, as well as subsequent sales of the assets • Provided valuable public company expertise in leased to the tenant evaluating and recommending changes to corporate governance initiatives; active role in evaluating Board • Led due diligence in merger that doubled company size candidates • Cole Real Estate Investments; Head of Sale-Leaseback • Successfully remediated a pre-existing material Acquisitions from 2009 through 2012 weakness with respect to financial controls • Realty Income Corporation (NYSE: O); Director of • Federal Realty Investment Trust (NYSE: FRT); SVP, CFO Underwriting from 2005 through 2009 and Treasurer from 2008 through 2012 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. 20

5 Key Personnel

Experienced team of professionals **drive NETSTREIT's day to day operations**

High-Quality Real Estate Portfolio | NETSTREIT | Conservative Capitalization



Jeff Fuge

Senior Vice President, Acquisitions

- Joined in December 2019
- Prior experience includes:
  - Director of Capital Markets at EB Arrow
  - Senior Vice President at Compass Point Research & Trading
  - Client Relations Director at Aegis Financial
- B.A. in History and minor in Business Administration from the College of Charleston; M.B.A. from George Washington University



Chad Shafer

Senior Vice President, Credit and Underwriting

- Joined in May 2020
- Prior experience includes:
  - Various roles at JPMorgan Chase & Co., most recently as Executive Director – Wholesale Credit Risk
  - Other roles include Head of Real Estate Banking Portfolio Management, Head of Key Relationship Group – Credit Risk, Commercial Term Lending, and Credit Manager, among others
- B.S. in Finance from Butler University



Kirk Klatt

Senior Vice President, Real Estate

- Joined in December 2019
- Prior experience includes:
  - Chief Acquisitions Officer, Single-Tenant Net-Lease at EB Arrow
  - Development Services Manager for Duke Realty Corporation (NYSE: DRE)
- B.S. in Civil Engineering from Texas Tech University; M.B.A. from University of Texas at Dallas; licensed real estate salesperson in Texas



Trish McBratney

Senior Vice President and Chief Accounting Officer

- Joined in May 2020
- Prior experience includes:
  - Chief Accounting Officer of American Bath Group
  - Chief Accounting and Administrative Officer of Mill Creek Residential Trust
  - Vice President and Controller of CyrusOne (NASDAQ: CONE)
- B.S. in Accounting from Oklahoma State University; Certified Public Accountant



Randy Haugh

Senior Vice President, Finance

- Joined in February 2020
- Prior experience includes:
  - U.S. Real Estate fund management group at The Carlyle Group (NASDAQ:CG)
  - Vice President of Finance and Director of Finance at First Potomac Realty Trust (NYSE: FPO)[1]
- B.S. in Economics and Certificate of Accounting from University of Virginia



Amy An

Investor Relations Manager

- Joined in December 2019
- Prior experience includes:
  - Investor Relations Manager at EB Arrow
  - Investor Relations Associate and Real Estate Analyst at CapView Partners
- B.S. in Business Administration from the University of Texas at Dallas – Naveen Jindal School of Management

Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017.

NETSTREIT 21

5 Corporate Responsibility NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards Areas of Focus ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading E sustainability initiatives ▪ Implementation of energy conservation practices in the office Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion S ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth Social Responsibility ▪ Diverse management team & board of directors ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to G shareholders ▪ Rigorous risk management procedures to protect shareholder interests Corporate Governance 22

5 Board of Directors

In addition to Mr. Manheimer, the Company's board is comprised of six additional directors, five of whom are independent, each possessing diverse backgrounds in industry, public company and investment experience

Todd Minnis



Chairman of the Board

Background
- EB Arrow, CEO: Commercial real estate developer & owner with $1.6B of AUM
- Formerly Cypress Equities Real Estate Investment Management, CIO
- Formerly with The Staubach Company

Matt Troxell, CFA



Lead Independent Director

- Compensation Committee Chair
- Investment Committee Chair
- Audit Committee Member

Background
- Formerly AEW Capital Management, Head of AEW Real Estate Securities
- Formerly Landmark Land Company, VP

Lori Wittman



Independent Director

- Audit Committee Chair
- Nominating & Corporate Governance Committee Member

Background
- Big Rock Partners, CFO
- Global Medical REIT (NYSE: GMRE) Independent Director and Audit Committee Chair
- Formerly Care Capital Properties, CFO
- Formerly Ventas, SVP – Capital Markets & Investor Relations

Robin Zeigler



Independent Director

- Nominating & Corporate Governance Committee Chair
- Compensation Committee Member
- Investment Committee Member

Background
- Cedar Realty Trust (NYSE: CDR), EVP and COO
- Formerly Federal Realty Investment Trust (NYSE: FRT), COO, Mid-Atlantic

Heidi Everett



Independent Director

- Compensation Committee Member
- Nominating & Corporate Governance Committee Member

Background
- Star Cypress Partners, President and CEO
- Formerly The Wentworth Group and Stafford Family Foundation, Vice President
- Veteran of the United States Air Force

Michael Christodolou



Independent Director

- Audit Committee Member
- Investment Committee Member

Background
- Inglewood Capital Management, Manager
- Lindsay Corporation (NYSE: LNN), Director, serves on Audit Committee, Human Resources and Compensation Committee
- Formerly with Bass Brothers / Taylor & Company

NETSTREIT 23

Company & Investment Highlights NETSTREIT Is A Growth Company With A Defensive Net Lease Retail Strategy Attractive Sector Fundamentals with Compelling Growth Opportunity Seasoned Leadership Team with Extensive Track Record Active Asset Management to Achieve Optimal Portfolio Performance Disciplined Underwriters with Dual Focus on Credit AND Real Estate Multifaceted Investment Strategy Leveraging Deep Industry Relationships Platform Positioned for Scale High-Quality, Diversified, and Conservative Capitalization to Defensive Net Lease Retail Support Accretive Growth Portfolio 24

Definitions ABR means annualized base rent. ABR is calculated by multiplying (i) cash rental payments (a) for the month following the period shown plus (b) for properties under development, the first full month’s permanent cash rent contractually due after the development period by (ii) 12. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investment Grade (rated) represents tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. Investment Grade Profile (unrated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. Sub-investment grade (rated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 25

Investor Relations ir@netstreit.com 972-597-4825 26